COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                               COHEN & STEERS
                               --------------
                             SPECIAL EQUITY FUND

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                             ------------------
                             SEMI-ANNUAL REPORT
                               JUNE 30, 2000

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

July 20, 2000

To Our Shareholders:

    We are pleased to submit to you the semi-annual report for Cohen & Steers Special Equity Fund for the quarter and six months ended June 30, 2000. The net asset value per share on that date was $23.12. In addition, a semi-annual dividend of $0.08 per share was declared for shareholders of record on June 22, 2000 and paid on June 23, 2000.

INVESTMENT REVIEW

    During the quarter ended June 30, 2000, Cohen & Steers Special Equity Fund had a total return, based on income and change in net asset value, of -7.6%. The Fund under-performed both the NAREIT Equity REIT Index*, which had a total return of 10.5%, and the Standard & Poor's 500 Index, which had a total return of -2.7%. For the six months ended June 30, 2000 the Fund's total return was -13.3% versus 13.2% for the NAREIT Equity REIT Index and -0.4% for the S&P 500.

    The Fund's performance was disappointing, particularly considering that REITs had a terrific second quarter -- the best relative to stocks since the first quarter of 1993. Our holdings in the Real Estate Services sector negatively impacted performance. These positions are concentrated in companies that are applying the Internet and related technologies to the real estate business. Specifically, FrontLine Capital Group, Cypress Communications, and CAIS Internet were negatively affected by the correction in the technology sector of the stock market. (In the second quarter the technology-heavy NASDAQ Composite Index had a total return of -13.2%.)

    The Real Estate Services sector was impacted by a pervasive theme in the NASDAQ market: share prices of companies with new and untested business plans, particularly those that require additional funding, were penalized. Our largest position in this sector is FrontLine Capital Group (our #2 holding), whose most significant asset is HQ Global Workplaces, the largest executive office suites provider in the U.S. Ironically, this office suites company is both profitable and self-financing. Therefore, we took advantage of the NASDAQ-induced weakness and increased our position in FrontLine. In June, the market for these securities began to stabilize, and the Fund's performance during the month improved with a 5.5% total return versus the NAREIT Equity REIT Index return of 2.8%.

    The Fund's positions in owners of income properties performed well in the quarter. In our view, REIT performance was significant enough to declare an end to the bear market that began in December of 1997. Three primary factors served to awaken REITs from their slumber, in our opinion. First, the 'break' in the NASDAQ market, and significant volatility in most equity sectors, incited investors to look for so-called 'defensive' equities, including REITs. Accordingly, there was a notable shift in market sentiment toward fundamental investment characteristics that typify real estate securities today -- asset value, contractual earnings streams, and low valuation.

    More important to REIT performance than the shift in market sentiment, however, is that real estate fundamentals have improved. The combination of limited new construction and continued strong economic

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                                       1

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

growth has caused net rental income to accelerate. This strength, in turn, has caused us to increase our earnings growth estimates for the group to the 9% range for 2000 -- about two percentage points higher than Wall Street's expectations at the beginning of this year. Finally, the supply-demand relationship for REIT shares has improved considerably. Low valuations and improving market sentiment have spurred demand, while the market capitalization for real estate securities has contracted -- a result of company share repurchase plans, selected privatizations, no new equity issuance, and the industry's adoption of business plans which are 'self-funding' through property sales.

INVESTMENT OUTLOOK

    Our current investment strategy revolves around three key themes: 1) real estate securities that should outperform in a 'soft-landing' economic scenario;
2) application of technology and the Internet to the real estate industry; and
3) recovery in fundamentals for health care facilities. These themes are summarized below.

    SOFT-LANDING ECONOMIC SCENARIO

       The story behind the acceleration in real estate fundamentals is straightforward: the discipline of the capital markets has attenuated construction, while at the same time robust U.S. economic growth has stimulated demand. One yellow flag regarding the prospects for continued growth is that the Federal Reserve has been tightening monetary policy for fourteen months. We believe, and the evidence is beginning to show, that the economy can cool, thereby tempering inflation, without falling into a recession. If this scenario unfolds, then we could enjoy a period where the Fed has finished raising interest rates and economic growth stabilizes at a reasonable level.

       After the 1994-95 Fed tightening, the Office, Hotel, Health Care, and Homebuilding sectors led performance in the subsequent period. We believe these groups can once again outperform if the soft-landing plays out. Fundamentals for the Office sector, where we have 29% of the Fund's assets, have improved more dramatically than any other property sector over the past six months. Demand for space has substantially exceeded expectations, attributable to the continued strength in the service sector of our economy generally, and in the technology sector specifically. In markets where technology jobs are concentrated and where there are barriers to supply, such as in Northern California and the Northeast, rents have 'spiked' significantly higher. Brookfield Properties (our #5 holding), Vornado Realty and SL Green give the Fund terrific allocations to one of the best of these markets -- New York City.

       The soft-landing scenario should also facilitate the development strategy at our largest New York City play, Alexander's (our #1 holding), where progress is being made at its 59th Street mixed-use project. Starwood Hotels & Resorts (our #4 holding) represents our sole Hotel sector investment, which reflects our belief that it has the best combination of brands, fundamental trends and valuation among its peers. We

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                                       2

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

   have initiated moderate positions in the Homebuilding sector through Centex and Kaufman & Broad -- both market leaders, whose valuations overly discount the fundamental picture, in our view.

       Despite the rally in real estate securities, we believe that valuations are still attractive. Pricing relative to net asset value has improved from discounts in the 15-20% range earlier this year to discounts of approximately 10% today. In our view, the acceleration in earnings and net asset value growth justifies this valuation expansion, and leaves room for further improvement.

    REAL ESTATE SERVICES

       Through the Real Estate Services sector (18% of the Fund's assets) we are participating in the opportunity to utilize the Internet and related technologies to enhance traditional business models for the ownership and operation of real estate. These investments are concentrated in the office suite business, where technology is changing the way Corporate America works, and the provisioning of broadband Internet/telecommunication services for property owners and tenants. While the telecom holdings face a degree of uncertainty because their business plans require additional funding, we believe these businesses are attractive due to their returns on capital, the growth in broadband, the improving competitive landscape, and the strategic position of building-centric providers relative to their customers. The nearly-dormant IPO market has instigated a shakeout among the substantial number of companies pursuing real estate technology business plans. We will continue our research to attempt to identify the winners in this sector, and to take advantage of the volatility in the market for these companies' shares.

    HEALTH CARE SECTOR

       While owners of health care facilities, which comprise 19% of the Fund's assets, continue to face operational and financial difficulties, we are seeing light at the end of the tunnel for this out-of-favor sector. One positive trend is that Medicare surpluses and political momentum point to increases in provider reimbursement. President Clinton has proposed a ten-year, $21 billion funding increase for hospitals, nursing homes and other providers. In addition, major private equity investors are mobilizing to re-capitalize both the nursing home and assisted living sectors (two significant transactions with public companies were announced in the second quarter). Finally, the bankruptcy/restructuring process for the operators in the nursing home sector is well underway. We expect the first major restructuring to occur later this summer at the nursing home operator Vencor, the operator of properties owned by the REIT Ventas (our #3 holding).

    In addition to the key investment themes reviewed in this Investment Outlook, stock selection will be an important factor influencing the Fund. Our top five holdings comprise nearly one-half of the Fund's assets, and each of their underlying investment themes is uniquely different. However, these large holdings share a common trait in that their share prices trade at a significant discount to asset value -- 39% below asset value, in our opinion. In addition, we believe that each of the top five holdings has fundamental trends or a company specific

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                                       3

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

catalyst that should serve to surface its underlying value. We believe these factors will translate to satisfactory investment results for the Fund over time.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              JOSEPH M. HARVEY
                              JOSEPH M. HARVEY
                              Portfolio Manager

    Cohen & Steers is now online at WWW.COHENANDSTEERS.COM.
    Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.





* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.













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                                       4

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)

                                                       NUMBER        VALUE         % OF
                                                      OF SHARES    (NOTE 1)     NET ASSETS
                                                      ---------   -----------   ----------
EQUITIES
   *Alexander's..............................            62,200   $ 4,556,150      13.78%
   *FrontLine Capital Group..................           169,600     3,614,600      10.93
   *Ventas...................................         1,012,400     3,227,025       9.76
    Starwood Hotels & Resorts Worldwide......            81,400     2,650,587       8.02
  **Brookfield Properties Corp...............           192,000     2,546,264       7.70
    Vornado Realty Trust.....................            47,900     1,664,525       5.04
    Crescent Real Estate Equities Co.........            78,200     1,603,100       4.85
    SL Green Realty Corp.....................            52,400     1,401,700       4.24
    Equity Office Properties Trust Co........            49,000     1,350,563       4.09
    Health Care Property Investors...........            49,100     1,337,975       4.05
    Centex Corp..............................            53,000     1,245,500       3.77
    Kaufman & Broad Home Corp................            57,500     1,139,219       3.45
    Mack-Cali Realty Corp....................            43,200     1,109,700       3.36
    Nationwide Health Properties.............            69,300       965,869       2.92
   *Allied Riser Communications..............            63,900       902,586       2.73
   *Manor Care...............................           121,900       853,300       2.58
   *CAIS Internet...........................             59,000       829,688       2.51
    General Growth Properties................            23,100       733,425       2.22
    AvalonBay Communities....................            17,200       718,100       2.17
   *Six Flags................................            31,300       712,075       2.15
    Equity Residential Properties Trust......            11,700       538,200       1.63
   *Cypress Communications...................            53,000       384,250       1.16
   *Crescent Operating.......................           261,400       375,763       1.14
                                                                  -----------     ------
         TOTAL EQUITIES (Identified
            cost -- $39,655,919).............                      34,460,164     104.25
                                                                  -----------     ------

                See accompanying notes to financial statements.
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                                       5

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                     PRINCIPAL       VALUE         % OF
                                                       AMOUNT      (NOTE 1)     NET ASSETS
                                                     ----------   -----------   ----------
COMMERCIAL PAPER
    Tampa Electric Co., 6.81%, due 7/5/00
       (Identified cost -- $1,597,792)......         $1,599,000   $ 1,597,792       4.83%
                                                                  -----------    -------
TOTAL INVESTMENTS (Identified
  cost -- $41,253,711)......................                       36,057,956     109.08
LIABILITIES IN EXCESS OF OTHER ASSETS.......                       (3,001,118)     (9.08)
                                                                  -----------    -------
NET ASSETS (Equivalent to $23.12 per share
  based on 1,430,083 shares of capital stock
  outstanding)..............................                      $33,056,838     100.00%
                                                                  -----------    -------
                                                                  -----------    -------

-------------------

 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 2000 was $3,772,800 based on an exchange rate of 1 Canadian dollar to 0.6749 U.S. dollars.







                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $41,253,711) (Note 1)........................  $ 36,057,956
    Cash....................................................           400
    Receivable for investment securities sold...............       622,015
    Dividends receivable....................................        88,693
    Unamortized organization costs and other assets
       (Note 1).............................................        41,712
    Receivable for fund shares sold.........................           842
                                                              ------------
         Total Assets.......................................    36,811,618
                                                              ------------
LIABILITIES:
    Payable for outstanding borrowings (Note 6).............     3,000,000
    Payable for investment securities purchased.............       538,902
    Payable for fund shares redeemed........................        68,939
    Payable to investment adviser...........................        24,083
    Payable to administrator................................        19,417
    Other liabilities.......................................       103,439
                                                              ------------
         Total Liabilities..................................     3,754,780
                                                              ------------
NET ASSETS applicable to 1,430,083 shares of $0.001 par
    value common stock outstanding (Note 4).................  $ 33,056,838
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($33,056,838 [div] 1,430,083 shares outstanding)........  $      23.12
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $ 65,452,952
    Distributions in excess of net investment income........        (3,651)
    Accumulated net realized loss on investments............   (27,196,708)
    Net unrealized depreciation on investments..............    (5,195,755)
                                                              ------------
                                                              $ 33,056,838
                                                              ------------
                                                              ------------





                See accompanying notes to financial statements.
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                                       7

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $3,507 of foreign withholding
       tax).................................................  $   523,348
    Interest income.........................................       64,590
                                                              -----------
         Total Income.......................................      587,938
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      163,265
    Interest expense (Note 6)...............................      123,402
    Administration and transfer agent fees (Note 2).........       70,218
    Professional fees.......................................       53,743
    Reports to shareholders.................................       24,541
    Directors' fees and expenses (Note 2)...................       16,782
    Amortization of organization expenses (Note 1)..........       11,171
    Registration and filing fees............................        9,584
    Custodian fees and expenses.............................        8,372
    Miscellaneous...........................................        8,309
                                                              -----------
         Total Expenses.....................................      489,387
                                                              -----------
    Reduction of Expenses (Note 5)..........................      (12,353)
                                                              -----------
    Net Expenses............................................      477,034
                                                              -----------
Net Investment Income.......................................      110,904
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................    1,095,990
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................   (6,676,458)
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................   (5,580,468)
                                                              -----------
Net Decrease in Net Assets Resulting from Operations........  $(5,469,564)
                                                              -----------
                                                              -----------






                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                SIX MONTHS ENDED        FOR THE
                                                 JUNE 30, 2000        YEAR ENDED
                                                  (UNAUDITED)      DECEMBER 31, 1999
                                                ----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income................    $   110,904        $    220,029
         Net realized gain/(loss) on
            investments.......................      1,095,990          (7,132,338)
         Net change in unrealized
            appreciation/(depreciation) on
            investments.......................     (6,676,458)         16,766,295
                                                  -----------        ------------
              Net increase/(decrease) in net
                assets resulting from
                operations....................     (5,469,564)          9,853,986
                                                  -----------        ------------
Dividends and Distributions to Shareholders
  from (Note 1):
         Net investment income................       (114,555)           (121,783)
         Tax return of capital................             --             (77,627)
                                                  -----------        ------------
              Total dividends and
                distributions to
                shareholders..................       (114,555)           (199,410)
                                                  -----------        ------------
Capital Stock Transactions (Note 4):
         Decrease in net assets from Fund
            share transactions................     (4,387,924)        (21,784,897)
                                                  -----------        ------------
              Total decrease in net assets....     (9,972,043)        (12,130,321)
Net Assets:
         Beginning of period..................     43,028,881          55,159,202
                                                  -----------        ------------
         End of period (including
            distributions in excess of net
            investment income of $3,651 at
            June 30, 2000)....................    $33,056,838        $ 43,028,881
                                                  -----------        ------------
                                                  -----------        ------------





                See accompanying notes to financial statements.
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                                       9

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                              FOR THE
                                          FOR THE           YEAR ENDED        FOR THE PERIOD
                                      SIX MONTHS ENDED     DECEMBER 31,       MAY 8, 1997'D'
                                       JUNE 30, 2000     -----------------        THROUGH
PER SHARE OPERATING PERFORMANCE:        (UNAUDITED)       1999      1998     DECEMBER 31, 1997
--------------------------------      ----------------   -------   -------   -----------------
Net asset value, beginning of
  period............................      $ 26.76        $ 20.88   $ 32.25        $ 25.00
                                          -------        -------   -------         ------
Income from investment operations:
    Net investment income...........         0.08           0.12      0.53           0.31
    Net realized and unrealized
      gain/(loss) on investments....        (3.64)          5.87    (11.39)          9.92
                                          -------        -------   -------         ------
        Total from investment
           operations...............        (3.56)          5.99    (10.86)         10.23
                                          -------        -------   -------         ------
Less dividends and distributions to
  shareholders from:
    Net investment income...........        (0.08)         (0.07)    (0.34)          0.27)
    Net realized gain on
      investments...................           --             --        --            .59)
    Tax return of capital...........           --          (0.04)    (0.17)         (0.12)
                                          -------        -------   -------         ------
        Total dividends and
           distributions to
           shareholders.............        (0.08)         (0.11)    (0.51)         (2.98)
                                          -------        -------   -------         ------
Net asset value, end of period......      $ 23.12        $ 26.76   $ 20.88          32.25
                                          -------        -------   -------         ------
                                          -------        -------   -------         ------
----------------------------------------------------------------------------------------------
Total investment return.............      - 13.30%(1)      28.76%  - 33.83%         41.68%(1)
                                          -------        -------   -------         ------
                                          -------        -------   -------         ------
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in
  millions)...........................    $  33.1        $  43.0   $  55.2       $  135.9
                                          -------        -------   -------         ------
                                          -------        -------   -------         ------
    Ratios of expenses to average daily
      net assets (before expense
      reduction)......................       2.69%(2)       2.21%     1.31%          1.35%(2)
                                          -------        -------   -------         ------
                                          -------        -------   -------         ------
    Ratios of expenses to average daily
      net assets (net of expense
      reduction)......................       2.62%(2)       1.96%     1.28%          1.35%(2)
                                          -------        -------   -------         ------
                                          -------        -------   -------         ------
    Ratio of net investment income to
      average daily net assets (before
      expense reduction)..............       0.54%(2)       0.26%     1.68%          1.73%(2)
                                          -------        -------   -------         ------
                                          -------        -------   -------         ------
    Ratio of net investment income to
      average daily net assets (net of
      expense reduction)..............       0.61%(2)       0.51%     1.71%          1.73%(2)
                                          -------        -------   -------         ------
                                          -------        -------   -------         ------
    Portfolio turnover rate...........      28.47%(1)     115.43%   112.32%         96.68%(1)
                                          -------        -------   -------         ------
                                          -------        -------   -------         ------

-------------------
'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.






                See accompanying notes to financial statements.
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                                       10

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)


gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 2000, the Fund amortized $11,171 in organization expenses.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund. For the six months ended June 30, 2000, the Fund incurred $163,265 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Fund paid the Adviser $3,606 in fees under this administration agreement.

    In addition, Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with The Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Funds. Chase receives a monthly sub-administration fee at the annual rate 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds' average daily bet assets in excess of that amount.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 2000, fees and related expenses accrued for non-affiliated directors totaled $16,782.

    Other: At June 30, 2000, there was one institutional investor owning 29% of the Funds' outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2000 totaled $10,718,132 and $14,671,346, respectively.

    At June 30, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.....................................  $41,253,711
                                                     -----------
Gross unrealized appreciation......................  $ 4,578,412
Gross unrealized depreciation......................  $(9,774,167)
                                                     -----------
Net unrealized depreciation........................  $(5,195,755)
                                                     -----------
                                                     -----------

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                             FOR THE SIX MONTHS ENDED
                                  JUNE 30, 2000            FOR THE YEAR ENDED
                                   (UNAUDITED)              DECEMBER 31, 1999
                             ------------------------   -------------------------
                              SHARES        AMOUNT        SHARES        AMOUNT
                             ---------   ------------   ----------   ------------
Sold.......................    91,897    $ 2,300,330       255,578   $  5,946,184
Issued as reinvestment of
  dividends................     3,186         73,789         5,940        139,354
Redeemed...................  (272,804)    (6,762,043)   (1,296,024)   (27,870,435)
                             --------    -----------    ----------   ------------
Net decrease...............  (177,721)   $(4,387,924)   (1,034,506)  $(21,784,897)
                             --------    -----------    ----------   ------------
                             --------    -----------    ----------   ------------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 2000, the Fund's expenses were reduced by $12,353 under this arrangement.

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $200,000,000. At June 30, 2000, the Fund had loans outstanding totaling $3,000,000. For the six months ended June 30, 2000, the average daily balance of loans outstanding was $3,604,396 at a weighted average interest rate of 6.80%. The maximum amount of loans outstanding at any time during the six months ended was $4,000,000. The loan is collaterized by the Fund's portfolio to the extent of the loan outstanding.

                              -------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED JUNE 30, 2000)

                           One Year   Since Inception (5/8/97)
                           --------   ------------------------
                            0.77 %              1.54%

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
 Director                              Chase Global Funds Services Co.
                                       73 Tremont Street
 George Grossman                       Boston, MA 02108
 Director                              (800) 437-9912

 Jeffrey H. Lynford                    CUSTODIAN
 Director                              The Chase Manhattan Bank, N.A.
                                       One Chase Manhattan Plaza
 Willard H. Smith, Jr.                 New York, NY 10081
 Director
                                       LEGAL COUNSEL
 Elizabeth O. Reagan                   Simpson Thacher & Bartlett
 Vice President                        425 Lexington Avenue
                                       New York, NY 10017
 Adam Derechin
 Vice President and Assistant          DISTRIBUTOR
 Treasurer                             Cohen & Steers Securities, Inc.
                                       757 Third Avenue
 Lawrence B. Stoller                   New York, NY 10017
 Assistant Secretary
                                       NASDAQ Symbol: CSSPX

                                       Website: www.cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Special Equity Fund, Inc. unless
                                       accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

--------------------------------------------------------------------------------
                                       15



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as................ 'D'
The division sign shall be expressed as................ [div]